UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

YUMANITY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37695	20-8436652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA	02135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-409-5300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2022, Yumanity Therapeutics, Inc. (the “Company”) held its previously announced 2022 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present. The proposals voted on at the Annual Meeting and the final voting results for each proposal are as follows:

1. The Company’s stockholders elected the two director nominees listed below to serve as Class I directors until the Company’s 2025 annual meeting of stockholders and until their successors are duly elected and qualified, or until his or her earlier resignation or removal, with the votes cast as follows:

Class I Director Nominee	For	Withheld	Broker Non-Votes
Patricia L. Allen	5,273,007	418,884	2,226,040
Richard Peters, M.D., Ph.D.	5,251,727	440,164	2,226,040

2. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
7,725,060	182,955	9,916	0

3. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
5,377,109	305,882	8,900	2,226,040

4. The Company’s stockholders recommended, on an advisory basis, to set the frequency of future advisory votes on the compensation of the Company’s named executive officers, to every one year, with the votes cast as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,506,261	5,518	158,618	21,494	2,226,040

In light of the results of the non-binding advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company’s Board of Directors has determined to hold a non-binding advisory vote on executive compensation annually until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 9, 2022

Yumanity Therapeutics, Inc.

By:	/s/ Richard Peters
Name:	Richard Peters
Title:	President & Chief Executive Officer